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                                                                    EXHIBIT 23.3




CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated March 14, 2001, on Millenium and ILEX Partners, LP, included in ILEX Oncology, Inc.'s Form 10-K for the year ended December 31, 2000, and to all references to our firm included in this Registration Statement.

                                                         /s/ ARTHUR ANDERSEN LLP


San Antonio, Texas
June 25, 2001